FEDERATED U.S. GOVERNMENT SECURITIES FUND:  1-3 YEARS

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

     SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION, AS APPROPRIATE, DATED APRIL 30, 1999

     I. At the June 21, 1999 shareholder meeting, shareholders approved the following:

               (1)    Elected seven Trustees.

(2)     Ratified the selection of the Trust's independent auditors.

     II. The June 21, 1999 meeting was adjourned to August 5, 1999, 2:00 p.m., (Eastern Time), at 2800 Corporate Drive, Pittsburgh, PA 15237-7000, at which time shareholders approved the following:

     (3) Made changes to the Trust's fundamental investment policies and limitations:

                      (a) Amended the Trust's fundamental investment limitation regarding borrowing money and issuing senior securities to read as follows:

                      "The Trust may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

     (b) Amended the Trust's fundamental investment limitation regarding lending by the Trust to read as follows:

     " The Trust may not make loans, provided that this restriction does not prevent the Trust from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

     (c) Amended, and made non-fundamental, the Trust's fundamental investment limitation regarding buying securities on margin to read as follows:

     "The Trust will not purchase securities on margin, provided that the Trust may obtain short-term credits necessary for the clearance of purchases and sales of securities."

     (d) Amended, and made non-fundamental, the Trust's fundamental investment limitation regarding pledging assets to read as follows:

                      "The Trust will not mortgage, pledge, or hypothecate any
               of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

     (e) Amended, and made non-fundamental, the Trust's fundamental investment policy regarding investing in U.S. government securities to read as follows:

     The Trust will invest primarily in U.S. government securities.

     "U.S. government securities include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills and (b) U.S. Treasury notes; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association pass through and modified participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase obligations of the U.S. government agency or instrumentality or (d) the credit of the instrumentality."

     (f) Amended, and made non-fundamental, the Trust's fundamental investment policy regarding investing in repurchase agreements to read as follows:

     "The Trust may enter into repurchase agreements."

     4. Eliminated certain of the Trust's fundamental investment limitations:

     (a) Removed the Trust's fundamental investment policy regarding selling securities short; and

     (b) Removed the Trust's fundamental investment policy regarding portfolio trading.

     5. Approved an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

III The following actions were taken by the Board of Trustees with regard to non- fundamental investment policies:

     1. Amended the Trust's non-fundamental policy concerning investing in illiquid securities to read as follows:

     "The Trust will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in aggregate, 15% of the Trust's net assets."

     2. Amended the Trust's non-fundamental policy concerning the Trust's average dollar-weighted portfolio maturity to read as follows:

     "As a matter of investment practice that can be changed without shareholder approval, the Trust will maintain an average dollar- weighted duration of 1 to 3 years."

     3. Eliminated the following Trust's undertaking concerning borrowing:

     "The Trust will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Trust to meet redemption requests when the liquidation of portfolio securities would be inconvenient or disadvantageous. Interest paid on borrowed funds will not be available for investment. The Trust will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding."

               4. Eliminated the Trust's non-fundamental investment policy providing that the Trust will not engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the value of its total assets.

                                                                  August 5, 1999

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Federated Investors

Federated Securities, Distributors
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvstors.com

Cusip 31428M100
Cusip 31428M209
G02641-04 (8/99)